Confidential © Pharsight Corporation Pharsight Corporation Investor Presentation 1st Quarter Fiscal 2007 Update Shawn O’Connor President, Chairman and CEO Will Frederick CFO Exhibit 99.1

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Forward-Looking Statements
This presentation includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net cash flow, gross margin and net income for the fiscal year
ending March 31, 2007.    These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.
Further information on potential factors that could affect actual results is included in Pharsight’s
Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on June 26,
2006. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Overview
• Profile
– Founded in 1995 with IPO in August 2000
– Offices in Mountain View, CA (HQ) and Cary, NC (R&D)
– Global headcount approximately 90
– Stock traded OTCBB: PHST
• Key Industry Considerations
– Large Pharmaceutical and bio-tech marketplace
– Outsourcing of development activities escalating
– Rising drug development costs driving need for analytical drug development tools
– FDA focus on modeling and simulation for Critical Path Initiative
• Key Company Considerations
– Leading innovator in modeling and simulation
– Largest base of modeling and simulation skills and experience
– Leverageable software and professional service business models
– Industry standard software for PK/PD analysis
– FDA Cooperate Research and Development Agreement (CRADA)

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Pharsight Enables Strategic Decision
Making in Clinical Drug Development
• Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation
– Decisions are faster, more reliable and more robust
• Strategic consulting based on quantitative, predictive
models improves the quality, visibility, and therefore the value of critical drug development decisions
– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit
– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Management Team
Shawn M. O’Connor President, Chairman and Chief Executive Officer
QRS, Diasonics Ultrasound, Peat Marwick
Will Frederick Chief Financial Officer
Versata, Clarent, ACT Networks, Disney
James Hayden SVP Global Sales
Accelrys, Bio-Rad Laboratories, Raytheon
Mark Hovde SVP Marketing
Hovde Associates, Fast Track Systems, DataEdge
Daniel Weiner, PhD SVP Software Products
IVAX, Merrell Dow, Syntex, Quintiles
William Gillespie, PhD VP and Lead Scientist, Consulting Services
GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy
Greg Lee, PhD VP Research and Development
Sunrise Test Systems, Weitek, Schlumberger
Rene Bruno, PhD Managing Director, Consulting Services, Europe
Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Market Opportunity
Drug Development Cost and Timeline
1
2002 Estimated Global Pharma and Biotech R&D Spending by Category:  BioPharm International, March 2003
2
PhRMA 2003 Industry Profile, March 2003
3
Bain and Co, December 2003
Research
$25 Billion
1
Significant Productivity
Increase and Investment
Clinical Development
$48 Billion
1
Productivity Continues
To Decline
•
High throughput screening
•
Combinatorial chemistry
•
Genomics
•
Rational drug design
•
Long, risky and complex
process
•
Of 5,000 screened
compounds: 250 enter
preclinical testing, 5
enter clinical testing and
1 is approved by FDA
•
Avg. cost to develop new
drug $802M – $1.7B
•
Only 3 out of 10 drugs
produce revenues that match
or exceed R&D costs
2
2 3
2

Copyright © 2006 Pharsight Corporation.   All rights reserved.
$0
$5
$10
$15
$20
$25
2005 2006 2007 2008
Other
Labs
Phase IIIb-IV
Phase II-III
Phase I
Preclinical
Market CAGR = 14%
Market Opportunity
Contract Research and Software
Pharsight provides PK/PD consultancy and software
primarily in Phases I, II-III, and IIIb-IV of the growing
market for outsourced research services
Sources: MedAdNews, FactSet, Company Reports, Jeffries and Co., estimates. Parexel R&D Sourcebook 2005/6 Edition, p 34

Copyright © 2006 Pharsight Corporation.   All rights reserved.
FDA Issues Critical Path Paper - June 2004
• The Critical Path Initiative is FDA's effort to stimulate and facilitate a national effort to modernize the scientific process through which a potential human drug, biological product, or medical device is transformed from a discovery or "proof of concept" into a medical product.
FDA Unveils Critical Path Opportunities List - March 2006
• #51 Clinical Trial Simulation.  Clinical trial simulation can predict efficient designs for development programs that reduce the number of trials and patients, improve decisions on dosing, and increase informativeness.  Stakeholders are looking for first steps, such as identification of tools and best practices.
FDA and Pharsight sign CRADA - June 2006
• Pharsight will make available a comprehensive suite of software tools, including:
Pharsight
®
Knowledgebase Server™ (PKS™), PKS Validation Suite™, WinNonlin
®
Validation Suite™, Trial Simulator™ and Drug Model Explorer™ (DMX™).
• FDA will use the Pharsight tools to review clinical trial data, especially for clinical pharmacology and clinical safety reviews, and will provide feedback to Pharsight.
FDA Influence
Critical Path Initiative

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”
Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials.  “We were able to switch to another project with a greater chance of success.”
Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation and
Approval
Forbes ASAP, 10/7/02
Faster failure
Higher productivity
sanofi-aventis

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)
“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”
Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and
Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the
International Journal of Pharmaceutical Medicine 18 (1): 13-17
Higher productivity
Faster cycle times
Pfizer

Confidential © Pharsight Corporation Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
• Desktop Software Products
– WinNonlin
®
• Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”)
Modeling and Non Compartmental Analysis
– WinNonMix
®
• Population Pharmacokinetic Modeling and Simulation
– Trial Simulator™
• Computer Assisted Clinical Trial Design and Simulation
• Pharsight
®
Knowledgebase Server™
– Enterprise Data Management Systems for Secure Storage and Management of
PK/PD Data
• Drug Model Explorer™
– Software-Based Communication Technology,
Designed to Facilitate Quantitative
Decision-Making in Drug Development
Overview of Key Software Offerings

Pharsight

10000
1000
100
10
0
50
100
150
200
250
Time (min)
Observed

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonlin
®
(“WNL™”)
•
Key Benefits
– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
– Increases productivity in modeling, analysis and reporting activities
•
Potential Growth Drivers
– Maintain market share under current subscription model via renewals
– Provide upgrade path to support incremental new revenue opportunity
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $5,000 per seat
•
Strong recurring revenue with >90% renewal
Industry Standard for Pharmacokinetic (“PK”),
Pharmacodynamic (“PD”) Modeling, and Non Compartmental Analysis

Pharsight

phenobarbital dataset
Observed conc
Predicted conc
Unity
Observed vs Predicted

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonMix
®
(“WNM™”)
Nonlinear Mixed Effects (Population) Analysis Software Application
•
Key Benefits
– Extensive built-in library of PK, PD and PK-PD models
– NONMEM data import wizard
– Built-in report-ready graphics capability
– Estimation algorithms for sparse and for rich data sets
– Maximum likelihood or restricted maximum likelihood
•
Potential Growth Drivers
– Increase interoperability with other Pharsight tools
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $7,500 per seat
•
Strong recurring revenue with >95% renewal

Copyright © 2006 Pharsight Corporation.   All rights reserved.
State-of-the-Art Clinical Trial Design and Simulation Software
•
Key Benefits
– Minimize risk of trial design
– Formalize assumptions
– Quantify uncertainty
– Reduce cost of clinical trials and drug development time-to-market
•
Potential Growth Drivers
– Increase potential interoperability with other Pharsight tools
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $25,000 per seat
•
Estimated Market Opportunity = $15-30 Million
Key Software Offerings
Trial Simulator™ 2.0 (“TS2™”)

Pharsight

WinNonlin
PKS Reporter
PKS Connectors
PKS Clients
Word
NONMEM
Excel
SAS
Pharsight
Knowledgebase Server

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Pharsight
®
Knowledgebase Server™ (“PKS™”)
•
Key Benefits
– Dramatically improves data management and data access
– Increases productivity in analysis and reporting tasks
– Supports compliance with FDA requirements for electronic records and signature,
CFR 21 part 11
•
Potential Growth Drivers
– Installed base of current large pharma clients – expand seat count within current clients
– Optimize adoption pattern of industry
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription and perpetual license
– Software license plus services
– Direct sales force
– Distributor in Asia
•
ASP approx. $15,000 per seat
•
Estimated Market Opportunity = $200-240 Million
Enterprise Data Management Systems for Secure Storage and Management
of PK/PD Data

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Drug Model Explorer™ (“DMX
®
”)
•
Key Benefits
– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties
– Enables more flexible scenarios and generates views of program data from underlying model outputs and simulated responses over defined problem-space
•
Potential Growth Drivers
– Expand client base of early adopters
– Expand utility and footprint of application
– Increase interoperability with other
Pharsight tools
– Bundling with strategic consulting services
•
Sales Model
– Subscription and perpetual license model
•
ASP approx. $10,000 per seat
•
Estimated Market Opportunity = $30-70 Million
Software-Based Communication Technology, Designed to Facilitate
Quantitative Decision-Making in Drug Development

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 1,200 active software customers
•
All Top 50 Pharma license at least one of our software products
•
Our software applications are licensed for use on more than 6,000 desktops in industry and academia
•
11 of the Top 50 Pharma are PKS
TM
customers
– 17 total PKS   customers
– Over 800 seats
•
5 of the Top 50 Pharma are DMX
TM
customers
– 6 total DMX   customers
– Over 200 seats
Software Products
Market Acceptance
1
As of June 30, 2006
2
Pharma Exec 50:  Pharmaceutical Executive, May 2006
1
2
TM
TM
2
2

Confidential © Pharsight Corporation Strategic Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Formal, quantitative,
model-based decision-making
method
Increases drug development productivity
Decreases late stage attrition
Decreases time-to-market
Reduces financial investment
Improves clinical quality and commercial
performance of final product

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quantitative Modeling Supports Both Trial-
and Program-Level Decisions
Animal
PK Data
Human
PK Data
Treatment,
Exposure
Patient Endpoints
Trial
Outcomes
Market
Acceptance
Drug and Patient Models
Trial Models Market Models
•
Optimize treatment
regimens and
patient populations
for the market and
for a trial
•
Compare probable
safety and efficacy
of new drug to
competitors
•
Match trial design to
the purpose of the
trial
•
Optimize  design via
clinical trial
simulations
•
Choose the decision
path with greatest
economic return
– Treatment regimen(s)
– Trial design
– Development
program

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
World-class experts in clinical
pharmacology, PK/PD, decision
analysis, and statistics
•
Senior scientific leadership with
extensive drug development
experience
•
Seasoned practitioners from
industry, academia, and
consulting
•
Serving all major drug
development geographies,
including US, EU, and Japan
Overview of Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Potential Growth Drivers
• Industry Factors
– Increased acceptance of modeling and simulation to achieve efficient drug development decision making
– FDA Critical Path Initiative advocates increased use of
modeling and simulation to overcome poor development
productivity
• Internal Factors
– Focused effort and investment to diversify client base showing momentum
– Expanding scope and increasing efficiency of consulting
engagements
– Broad therapeutic area expertise
– Advanced modeling and simulation skills, knowledge and
experience

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 35 active consulting clients YTD Fiscal Year 2007
–
20 of the Top 50 Pharma²
are active consulting clients
– 4 new consulting clients
•
Over 100 projects engaged during Fiscal Year 2006
– 24 new consulting clients
•
Diverse Customer Workplans
– Hourly engagements to annual engagements
– Several thousand dollars to multi-million dollars
– Time-and-material based or milestone based
Strategic Consulting Services
Market Acceptance
1
1 As of June 30, 2006
2 Pharma Exec 50:  Pharmaceutical Executive, May 2006

Confidential © Pharsight Corporation Financial Overview

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Accomplishments and Guidance
FY06 Accomplishments
• Revenue growth
– Y/Y revenue growth of 1%
–
3rd
consecutive year of revenue growth
• Gross Margin
– 66% of revenue
• Profitability
– Net income of $530,000
– 2   consecutive year of profitability
• Achieved positive annual net cash
flow
FY07 Guidance
• Continued revenue growth
– Y/Y revenue growth of approx. 10% to
15%
– 40% - 45% of revenue expected in 1H
of year
• Gross Margin
– Approx. 65% to 70% of revenue
• Continued profitability
– Net income of approx. 5% - 10% of
revenue
• Continued positive annual net
cash flow
nd

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Income Statements
(in thousands)
Consol. SPBU SCS Consol. SPBU SCS
Revenue
5,428     3,046     2,382     5,694     2,490     3,204
Y/Y growth
-5% 22% -26% 13% -6% 34%
Cost of revenue
1,756     243        1,513     1,887     395        1,492
Gross profit
3,672     2,803     869        3,807     2,095     1,712
Gross margin
68% 92% 36% 67% 84% 53%
Operating expenses
4,025     2,661     1,345     3,635     2,180     1,340
Operating income (loss)
(353)       142        (476)       172        (85)         372
Net income (loss)
(238)       254
Q1 FY07 Q1 FY06
Note:  Q1 FY07 Net income (loss) reflects $209 for stock-based compensation expense included in Cost of revenue and Operating expenses

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Balance Sheets
(in thousands)
June 30,
2006
March 31,
2006
Cash & cash equivalents 10,170 $    10,832 $
Accounts receivable, net 3,394         4,585
Total current assets 13,992       15,715
Total assets 15,921 $    17,786 $
LIABILITIES & STOCKHOLDERS' DEFICIT
A/P & accrued expenses 2,697 $      3,981 $
Deferred revenue 7,411         7,605
Notes payable 1,300         1,519
Total current liabilities 11,408       13,105
Deferred revenue - long term 36             54
Notes payable - long term 316           392
Redeemable conv. pref. stock 6,752         6,641
Stockholders deficit (2,826)       (2,659)
Total liabilities & stockholders' deficit 15,921 $    17,786 $
ASSETS

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Revenue by Business Unit
(in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
FY03 FY04 FY05 FY06
Software Products Strategic Consulting

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quarterly Revenue by Business Unit
(in thousands)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07
Software Products Strategic Consulting

31 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Gross Profit (in thousands) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Annual Operating Income
(in thousands)
-$20,000
-$17,500
-$15,000
-$12,500
-$10,000
-$7,500
-$5,000
-$2,500
$0
$2,500
$5,000
FY02 FY03 FY04 FY05 FY06

33 Copyright © 2006 Pharsight Corporation. All rights reserved. Annual Operating Cash Flow (in thousands) -$8,000 -$6,000 -$4,000 -$2,000 $0 $2,000 $4,000 FY02 FY03 FY04 FY05 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Equity Overview
•
Common Shares Outstanding¹
19.7M
•
Preferred Shares Outstanding¹
1.9M
– 1.8 million Series A and 0.1 million Series B
– Conversion ratio to Common at 4:1
•
Common Equivalent Shares (as converted) ¹
27.4M
•
PIPE Financing 6/02 and 9/02 = $7.5M
– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant
– Warrants exercisable for 1 common share @ $1.15
– Preferred dividend rights of 2% quarterly in cash or Series B shares
– Conversion:
• Upon consent of at least 75% of preferred holders, or
• Upon close of public offering of at least $3.006 per share and proceeds of $40M
– Redemption:
• Upon election of at least 75% of preferred holders, or at Pharsight’s option, after June
2007 (5   anniversary of initial issuance)
• Price of $4.008 per share
1 As of June 30, 2006
th

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary
• Current pharmaceutical market trends look favorable…
• Increasing mindshare for quantitative-based modeling and
simulation…
• FDA's call for more modeling and simulation in the Critical Path
Initiative…
• Financially stable and healthy business model…
All support our drive towards expanding Pharsight’s
market footprint to achieve sustainable revenue growth
and profitability

Copyright © 2006 Pharsight Corporation.   All rights reserved.
All contents Copyright ©2006 Pharsight Corporation.  All rights reserved.
The copyright for this document is owned by Pharsight Corporation.
No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.
WinNonlin
®
, WNL    , WinNonMix
®
, WNM    , Trial Simulator    , TS2    ,
Pharsight Knowledgebase Server    , PKS   , Drug Model Explorer , DMX
®
and Pharsight
®
are trademarks or registered trademarks of Pharsight
Corporation.
All other brand and product names are trademarks or registered trademarks of their respective holders.
Proprietary Notice
TM
TM
TM
TM
TM
TM
TM